Exhibit 99.1

Hain Celestial Reports Fiscal First Quarter 2026 Financial Results

HOBOKEN, N.J., November 7, 2025 — The Hain Celestial Group, Inc. (Nasdaq: HAIN), a leading global health and wellness company whose purpose is to inspire healthier living through better-for-you brands, today reported financial results for its fiscal first quarter ended September 30, 2025.

"First quarter results met our expectations on the top- and bottom-line. During the quarter, organic net sales trends demonstrated sequential improvement in both our North America and International segments. Cost discipline and the decisive actions taken to streamline our cost structure drove a reduction in SG&A, and we are seeing early results from the execution against our ‘5 actions to win’, including benefits from pricing initiatives beginning to build,” said Alison Lewis, interim President and CEO.

Lewis continued, “Our near-term priorities remain clear: stabilizing sales, improving profitability, optimizing cash, and deleveraging our balance sheet. We have made tangible progress in laying the operational and financial foundations necessary to position Hain for sustainable growth, and we have building blocks in place to drive improved trends in the back half of the year. In parallel, we continue to make good progress against the strategic review work with Goldman Sachs.”

FINANCIAL HIGHLIGHTS*

Summary of Fiscal First Quarter Results Compared to the Prior Year Period

•
Net sales were $368 million, down 7% year-over-year.
o
Organic net sales decreased 6% compared to the prior year period.
▪
The decrease in organic net sales was comprised of a 7-point decrease in volume/mix, partially offset by a 1-point increase in pricing.
•
Gross profit margin was 18.5%, a 220-basis point decrease from the prior year period.
o
Adjusted gross profit margin was 19.5%, a 120-basis point decrease from the prior year period.
•
Net loss was $21 million compared to a net loss of $20 million in the prior year period.
o
Adjusted net loss was $7 million, compared to an adjusted net loss of $4 million in the prior year period.
•
Adjusted EBITDA was $20 million compared to $22 million in the prior year period.
•
Loss per diluted share was $0.23 compared to a loss per diluted share of $0.22 in the prior year period.
o
Adjusted loss per diluted share was $0.08 compared to adjusted loss per diluted share of $0.04 in the prior year period.

Cash Flow and Balance Sheet Highlights

•
Net cash used in operating activities in the fiscal first quarter was $8 million compared to net cash used in operating activities of $11 million in the prior year period.

* This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided in the tables included in this press release.

•
Free cash flow was negative $14 million in the fiscal first quarter compared to free cash flow of negative $17 million in the prior year period.
•
Total debt at the end of the fiscal first quarter was $716 million, up from $705 million at the beginning of the fiscal year.
•
Net debt at the end of the fiscal first quarter was $668 million compared to $650 million at the beginning of the fiscal year.
•
The company ended the fiscal first quarter with a net secured leverage ratio of 4.8x as calculated under our credit agreement.

SEGMENT HIGHLIGHTS

The company operates under two reportable segments: North America and International.

	Net Sales
	Q1 FY26
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
North America	204	-12%	-4%	0%	-7%
International	164	0%	0%	4%	-4%

Total	368	-7%	-3%	2%	-6%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

North America

Fiscal first quarter organic net sales decreased by 7% year-over-year, primarily driven by volume softness in snacks, partially offset by growth in beverages, baby & kids, and meal prep. This demonstrates sequential improvement from the 14% decrease year-over-year in organic net sales in the fiscal fourth quarter of 2025.

Segment gross profit was $42 million in the fiscal first quarter, a decrease of 10% from the prior year period. Adjusted gross profit was $46 million in the fiscal first quarter, a decrease of 3% from the prior year period. Gross margin was 20.8%, a 30-basis point increase from the prior year period, primarily driven by productivity savings and pricing and trade efficiencies, partially offset by lower volume/mix, cost inflation, and an increase in restructuring charges. Adjusted gross margin was 22.7%, a 200-basis point increase from the prior year period, primarily driven by productivity savings and pricing and trade efficiencies, partially offset by lower volume/mix and cost inflation.

Adjusted EBITDA in the fiscal first quarter was $17 million, compared to $12 million in the prior year period, an increase of 37%. The increase was primarily driven by productivity savings, a reduction in SG&A expenses, and pricing and trade efficiencies, partially offset by the impact of lower volume/mix and cost inflation. Adjusted EBITDA margin was 8.3% of net sales compared to 5.4% of net sales in the prior year period.

International

Fiscal first quarter organic net sales decreased by 4% year-over-year, primarily driven by lower sales in baby & kids, partially offset by growth in meal prep. This demonstrates sequential improvement from the 6% decrease year-over-year in organic net sales in the fiscal fourth quarter of 2025.

Segment gross profit and adjusted gross profit in the fiscal first quarter were each $26 million, representing 25% decreases from the prior year period. Gross margin and adjusted gross margin were each 15.7%, representing 530-basis point decreases from the prior year period. The decreases in margin were primarily driven by lower volume/mix and cost inflation, partially offset by productivity savings and pricing and trade efficiencies.

Adjusted EBITDA in the fiscal first quarter was $13 million, compared to $20 million in the prior year period, a decrease of 38%. The decrease was primarily driven by lower volume/mix and cost inflation, partially offset by productivity savings and pricing and trade efficiencies. Adjusted EBITDA margin was 7.7% compared to 12.5% in the prior year period.

CATEGORY HIGHLIGHTS

	Net Sales
	Q1 FY26
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
Snacks	80	-20%	-3%	0%	-17%
Baby & Kids	56	-8%	0%	1%	-10%
Beverages	60	5%	0%	3%	2%
Meal Prep	160	0%	-2%	2%	0%
Personal Care	13	-30%	n/a	n/a	n/a

Total	368	-7%	-3%	2%	-6%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

Snacks

The fiscal first quarter year-over-year organic net sales decline of 17% was driven by velocity challenges and distribution losses in North America.

Baby & Kids

The fiscal first quarter organic net sales decline of 10% year-over-year was driven primarily by industry-wide volume softness in purees in the UK.

Beverages

The fiscal first quarter organic net sales increase of 2% year-over-year was driven by tea in North America.

Meal Prep

Fiscal first quarter organic net sales were flat year-over-year, as strength in yogurt was offset by softness in meat-free products in the UK and soup in North America.

Conference Call and Webcast Information

Hain Celestial will host a conference call and webcast today at 8:00 AM ET to discuss its results and business outlook. The live webcast and accompanying presentation are available under the Investors section of the company’s corporate website at www.hain.com. Investors and analysts can access the live call by dialing 800-715-9871 or 646-307-1963. The conference ID is 5099081. Participation by the press and public in the Q&A session will be in listen-only mode. A replay of the call will be available shortly after the conclusion of the live call through Friday, November 14th, 2025, and can be accessed by dialing 800-770-2030 or 609-800-9909 and referencing the conference access ID: 5099081.

About The Hain Celestial Group, Inc.

Hain Celestial is a leading health and wellness company whose purpose is to inspire healthier living for people, communities and the planet through better-for-you brands. For more than 30 years, Hain Celestial has intentionally focused on delivering nutrition and well-being that positively impacts today and tomorrow. Headquartered in Hoboken, N.J., Hain Celestial's products across snacks, baby/kids, beverages and meal preparation are marketed and sold in over 70 countries around the world. Our leading brands include Garden Veggie Snacks™, Terra® chips, Garden of Eatin'® snacks, Hartley’s® jelly, Earth's Best® Organic and Ella's Kitchen® baby and kids foods, Celestial Seasonings® teas, Joya® and Natumi® plant-based beverages, The Greek Gods® yogurt, Cully & Sully®, Yorkshire Provender®, New Covent Garden® and Imagine® soups, among others. For more information, visit www.hain.com and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our strategy, our future results of operations, our capital and cost structure, and the macroeconomic environment.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: challenges and uncertainty resulting from the impact of competition; changes to consumer preferences; our ability to execute our business strategy; our ability to manage our supply chain effectively; input cost inflation, including as a result of tariffs; reliance on independent contract manufacturers; disruption of operations at our manufacturing facilities; customer concentration; reliance on independent distributors; risks associated with operating internationally; risks associated with outsourcing arrangements; risks associated with geopolitical conflicts or events; our reliance on independent certification for a number of our products; our ability to attract and retain highly skilled people; risks related to tax matters; compliance with our credit agreement and our ability to refinance our indebtedness; foreign currency exchange risk; general economic conditions; impairments in the carrying value of goodwill or other intangible assets; the reputation of our company and our brands; our ability to use and protect trademarks; cybersecurity incidents; disruptions to information technology systems; pending and future litigation, including litigation relating to Earth’s Best® baby food products; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; our ability to manage our financial reporting and internal control systems and processes; compliance with data privacy laws; the adequacy of our insurance coverage; climate impacts; liabilities, claims or regulatory change with respect to environmental matters; and other risks and matters described in our most recent Annual Report on Form 10-K and our other filings from time to time with the U.S. Securities and Exchange Commission.

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

Non-GAAP Financial Measures

This press release and the accompanying tables include non-GAAP financial measures, including, among others, organic net sales; adjusted gross profit and its related margin; adjusted operating income and its related margin; adjusted net loss and its related margin; diluted net loss per common share, as adjusted;

adjusted EBITDA and its related margin; free cash flow; and net debt. The reconciliations of historic non-GAAP financial measures to the comparable GAAP financial measures are provided in the tables below. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the company’s consolidated financial statements presented in accordance with GAAP.

We define our non-GAAP financial measures as follows:

•
Organic net sales: net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, exited product categories and foreign exchange. To adjust organic net sales for the impact of acquisitions, the net sales of an acquired business are excluded from fiscal quarters constituting or falling within the current period and prior period where the applicable fiscal quarter in the prior period did not include the acquired business for the entire quarter. To adjust organic net sales for the impact of divestitures, held for sale businesses, discontinued brands and exited product categories, the net sales of a divested business, held for sale business, discontinued brand or exited product category are excluded from all periods. To adjust organic net sales for the impact of foreign exchange, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year.

•
Adjusted gross profit and its related margin: gross profit, before plant closure related costs, net.

•
Adjusted operating income and its related margin: operating (loss) income before certain litigation expenses, net, plant closure related costs, net, productivity and transformation costs, costs associated with acquisitions, divestitures and other transactions, and long-lived asset impairment.

•
Adjusted net loss and its related margin and diluted net loss per common share, as adjusted: net loss, adjusted to exclude the impact of certain litigation expenses, net, plant closure related costs, net, productivity and transformation costs, costs associated with acquisitions, divestitures and other transactions, (gains) losses on sales of assets, long-lived asset impairment, unrealized currency losses and the related tax effects of such adjustments.

•
Adjusted EBITDA and its related margin: net loss before net interest expense, income taxes, depreciation and amortization, equity in net loss of equity-method investees, stock-based compensation, net, unrealized currency losses, certain litigation expenses, net, plant closure related costs, net, productivity and transformation costs, costs associated with acquisitions, divestitures and other transactions, (gains) losses on sales of assets, and long-lived asset impairment.

•
Free cash flow: net cash used in operating activities less purchases of property, plant and equipment.

•
Net debt: total debt less cash and cash equivalents.

We believe that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the company’s operations and are useful for period-over-period comparisons of operations. We provide:

•
Organic net sales to demonstrate the growth rate of net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, and exited product categories and foreign exchange, and believe organic net sales is useful to investors because it enables them to better understand the growth of our business from period to period.

•
Adjusted results as important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of our Company and companies in our industry.

•
Free cash flow as one factor in evaluating the amount of cash available for discretionary investments.

•
Net debt as a useful measure to monitor leverage and evaluate the balance sheet.

We discuss the Company’s net secured leverage ratio as calculated under our credit agreement as a measure of our financial condition, liquidity and compliance with our credit agreement. For a description of the material terms of our credit agreement and risks of non-compliance with our credit agreement, see “Liquidity and Capital Resources” under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our most recent Annual Report on Form 10-K and our subsequent quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Investor Relations Contact:

Alexis Tessier
Investor.Relations@hain.com

Media Contact:

Justin Godley

Justin.Godley@hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	First Quarter
	2026	2025

Net sales	$367,883	$394,596
Cost of sales	299,805	312,986
Gross profit	68,078	81,610
Selling, general and administrative expenses	65,512	71,328
Productivity and transformation costs	8,219	5,018
Amortization of acquired intangible assets	1,212	2,180
Long-lived asset impairment	-	31
Operating (loss) income	(6,865)	3,053
Interest and other financing expense, net	15,499	13,746
Other (income) expense, net	(656)	5,292
Loss before income taxes and equity in net loss of equity-method investees	(21,708)	(15,985)
(Benefit) provision for income taxes	(1,256)	3,523
Equity in net loss of equity-method investees	173	155
Net loss	$(20,625)	$(19,663)

Net loss per common share:
Basic	$(0.23)	$(0.22)
Diluted	$(0.23)	$(0.22)

Shares used in the calculation of net loss per common share:
Basic	90,309	89,861
Diluted	90,309	89,861

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2025	June 30, 2025
ASSETS
Current assets:
Cash and cash equivalents	$47,886	$54,355
Accounts receivable, net	170,731	154,440
Inventories	229,498	248,731
Prepaid expenses and other current assets	46,131	43,169
Assets held for sale	28,773	29,603
Total current assets	523,019	530,298
Property, plant and equipment, net	255,992	264,730
Goodwill	498,159	500,961
Trademarks and other intangible assets, net	207,321	210,905
Operating lease right-of-use assets, net	69,993	71,171
Other assets	28,415	25,213
Total assets	$1,582,899	$1,603,278
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$175,667	$188,307
Accrued expenses and other current liabilities	81,321	68,426
Current portion of long-term debt	7,647	7,653
Liabilities related to assets held for sale	12,202	12,987
Total current liabilities	276,837	277,373
Long-term debt, less current portion	708,563	697,168
Deferred income taxes	41,404	40,332
Operating lease liabilities, noncurrent portion	63,798	65,284
Other noncurrent liabilities	47,308	48,116
Total liabilities	1,137,910	1,128,273
Stockholders' equity:
Common stock	1,126	1,125
Additional paid-in capital	1,240,405	1,238,402
Retained earnings	26,053	46,678
Accumulated other comprehensive loss	(92,378)	(81,053)
	1,175,206	1,205,152
Less: Treasury stock	(730,217)	(730,147)
Total stockholders' equity	444,989	475,005
Total liabilities and stockholders' equity	$1,582,899	$1,603,278

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	First Quarter
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(20,625)	$(19,663)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,411	11,427
Deferred income taxes	160	(671)
Equity in net loss of equity-method investees	173	155
Stock-based compensation, net	2,003	2,876
Long-lived asset impairment	-	31
(Gain) loss on sale of assets	(886)	3,934
Other non-cash items, net	232	1,085
(Decrease) increase in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(15,707)	(3,926)
Inventories	16,210	2,282
Other current assets	(4,103)	(2,471)
Other assets and liabilities	(2,858)	579
Accounts payable and accrued expenses	1,510	(6,425)
Net cash used in operating activities	(8,480)	(10,787)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(5,227)	(5,757)
Proceeds from sale of assets	13	12,066
Net cash (used in) provided by investing activities	(5,214)	6,309
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	68,000	59,000
Repayments under bank revolving credit facility	(54,500)	(61,000)
Repayments under term loan	(1,875)	(1,875)
Payments of other debt, net	(2,511)	(21)
Employee shares withheld for taxes	(70)	(302)
Net cash provided by (used in) financing activities	9,044	(4,198)
Effect of exchange rate changes on cash	(1,819)	11,222
Net (decrease) increase in cash and cash equivalents	(6,469)	2,546
Cash and cash equivalents at beginning of period	54,355	54,307
Cash and cash equivalents at end of period	$47,886	$56,853

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Adjusted EBITDA by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q1 FY26	$203,920	$163,963	$-	$367,883
Net sales - Q1 FY25	$231,140	$163,456	$-	$394,596
% change - FY26 net sales vs. FY25 net sales	(11.8)%	0.3%		(6.8)%

Gross Profit
Q1 FY26
Gross profit	$42,414	$25,664	$-	$68,078
Non-GAAP adjustments(1)	3,789	-	-	3,789
Adjusted gross profit	$46,203	$25,664	$-	$71,867
% change - FY26 gross profit vs. FY25 gross profit	(10.3)%	(25.2)%		(16.6)%
% change - FY26 adjusted gross profit vs. FY25 adjusted gross profit	(3.0)%	(25.2)%		(12.3)%
Gross margin	20.8%	15.7%		18.5%
Adjusted gross margin	22.7%	15.7%		19.5%

Q1 FY25
Gross profit	$47,284	$34,326	$-	$81,610
Non-GAAP adjustments(1)	329	-	-	329
Adjusted gross profit	$47,613	$34,326	$-	$81,939
Gross margin	20.5%	21.0%		20.7%
Adjusted gross margin	20.6%	21.0%		20.8%

Adjusted EBITDA
Q1 FY26
Adjusted EBITDA	$17,009	$12,555	$(9,832)	$19,732
% change - FY26 Adjusted EBITDA vs. FY25 Adjusted EBITDA	36.5%	(38.4)%	5.9%	(11.8)%
Adjusted EBITDA margin	8.3%	7.7%		5.4%

Q1 FY25
Adjusted EBITDA	$12,459	$20,370	$(10,454)	$22,375
Adjusted EBITDA margin	5.4%	12.5%		5.7%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Loss and Adjusted Net Loss per Diluted Share"

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Gross Profit and Adjusted Operating Income
(unaudited and in thousands)

Reconciliation of Gross Profit, GAAP to Gross Profit, as Adjusted:
	First Quarter
	2026	2025
Gross profit, GAAP	$68,078	$81,610
Adjustments to Cost of sales:
Plant closure related costs, net	3,789	329
Gross profit, as adjusted	$71,867	$81,939

Reconciliation of Operating (Loss) Income, GAAP to Operating Income, as Adjusted:
	First Quarter
	2026	2025
Operating (loss) income, GAAP	$(6,865)	$3,053
Adjustments to Cost of sales:
Plant closure related costs, net	3,789	329

Adjustments to Operating expenses(a):
Productivity and transformation costs	8,219	5,018
Transaction and integration costs, net	2,173	(318)
Certain litigation expenses, net(b)	827	827
Plant closure related costs, net	47	47
Long-lived asset impairment	-	31
Operating income, as adjusted	$8,190	$8,987

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, productivity and transformation costs, and long-lived asset impairment.
(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Net Loss and Adjusted Net Loss per Diluted Share
(unaudited and in thousands, except per share amounts)

Reconciliation of Net Loss, GAAP to Net Loss, as Adjusted:
	First Quarter
	2026	2025
Net loss, GAAP	$(20,625)	$(19,663)
Adjustments to Cost of sales:
Plant closure related costs, net	3,789	329

Adjustments to Operating expenses(a):
Productivity and transformation costs	8,219	5,018
Transaction and integration costs, net	2,173	(318)
Certain litigation expenses, net(b)	827	827
Plant closure related costs, net	47	47
Long-lived asset impairment	-	31

Adjustments to Interest and other expense, net(c):
Unrealized currency losses	265	1,194
(Gain) loss on sale of assets	(886)	3,934

Adjustments to (Benefit) provision for income taxes:
Net tax impact of non-GAAP adjustments	(1,051)	4,793
Net loss, as adjusted	$(7,242)	$(3,808)
Net loss margin	(5.6)%	(5.0)%
Adjusted net loss margin	(2.0)%	(1.0)%

Diluted shares used in the calculation of net loss per common share:	90,309	89,861
Diluted shares used in the calculation of adjusted net loss per common share:	90,309	89,861

Diluted net loss per common share, GAAP	$(0.23)	$(0.22)
Diluted net loss per common share, as adjusted	$(0.08)	$(0.04)

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, productivity and transformation costs, and long-lived asset impairment.
(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(c) Interest and other expense, net includes interest and other financing expenses, net, unrealized currency losses, (gain) loss on sale of assets, and other expense, net.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Segment
(unaudited and in thousands)

Q1 FY26	North America	International	Hain Consolidated
Net sales	$203,920	$163,963	$367,883
Less: Impact of held for sale businesses, discontinued brands and exited product categories	19,100	728	19,828
Less: Impact of foreign currency exchange	(158)	6,718	6,560
Organic net sales	$184,978	$156,517	$341,495

Q1 FY25
Net sales	$231,140	$163,456	$394,596
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	31,477	602	32,079
Organic net sales	$199,663	$162,854	$362,517

Net sales (decline) growth	(11.8)%	0.3%	(6.8)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(4.3)%	0.1%	(2.7)%
Less: Impact of foreign currency exchange	(0.1)%	4.1%	1.7%
Organic net sales decline	(7.4)%	(3.9)%	(5.8)%

Q4 FY25	North America	International	Hain Consolidated
Net sales	$205,790	$157,558	$363,348
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	21,976	935	22,911
Less: Impact of foreign currency exchange	(224)	8,353	8,129
Organic net sales	$184,038	$148,270	$332,308

Q4 FY24
Net sales	$259,695	$159,104	$418,799
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	44,787	1,508	46,295
Organic net sales	$214,908	$157,596	$372,504

Net sales decline	(20.8)%	(1.0)%	(13.2)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(6.3)%	(0.4)%	(4.3)%
Less: Impact of foreign currency exchange	(0.1)%	5.3%	1.9%
Organic net sales decline	(14.4)%	(5.9)%	(10.8)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Category
(unaudited and in thousands)

Q1 FY26	Snacks	Baby & Kids	Beverages	Meal Prep	Personal Care	Hain Consolidated
Net sales	$80,015	$55,792	$59,574	$159,622	$12,880	$367,883
Less: Impact of held for sale businesses, discontinued brands and exited product categories	-	1	-	6,947	12,880	19,828
Less: Impact of foreign currency exchange	208	910	1,860	3,582	-	6,560
Organic net sales	$79,807	$54,881	$57,714	$149,093	$-	$341,495

Q1 FY25
Net sales	$99,475	$60,768	$56,676	$159,392	$18,285	$394,596
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	3,075	109	-	10,610	18,285	32,079
Organic net sales	$96,400	$60,659	$56,676	$148,782	$-	$362,517

Net sales (decline) growth	(19.6)%	(8.2)%	5.1%	0.1%	(29.6)%	(6.8)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(2.6)%	(0.2)%	0.0%	(2.3)%	n/a	(2.7)%
Less: Impact of foreign currency exchange	0.2%	1.5%	3.3%	2.2%	n/a	1.7%
Organic net sales (decline) growth	(17.2)%	(9.5)%	1.8%	0.2%	n/a	(5.8)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA
(unaudited and in thousands)

	First Quarter
	2026	2025

Net loss	$(20,625)	$(19,663)

Depreciation and amortization	15,411	11,427
Equity in net loss of equity-method investees	173	155
Interest expense, net	13,142	12,995
(Benefit) provision for income taxes	(1,256)	3,523
Stock-based compensation, net	2,003	2,876
Unrealized currency losses	265	1,194
Certain litigation expenses, net(a)	827	827
Restructuring activities
Productivity and transformation costs	8,219	5,018
Plant closure related costs, net	286	376
Acquisitions, divestitures and other
Transaction and integration costs, net	2,173	(318)
(Gain) loss on sale of assets	(886)	3,934
Impairment charges
Long-lived asset impairment	-	31
Adjusted EBITDA	$19,732	$22,375

(a) Expenses and items relating to securities class action, baby food litigation and SEC investigation.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Free Cash Flow
(unaudited and in thousands)

	First Quarter
	2026	2025

Net cash used in operating activities	$(8,480)	$(10,787)
Purchases of property, plant and equipment	(5,227)	(5,757)
Free cash flow	$(13,707)	$(16,544)

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Debt
(unaudited and in thousands)

	September 30, 2025	June 30, 2025
Debt
Long-term debt, less current portion	$708,563	$697,168
Current portion of long-term debt	7,647	7,653
Total debt	716,210	704,821
Less: Cash and cash equivalents	47,886	54,355
Net debt	$668,324	$650,466